Exhibit 99.1

Hyperliquid Strategies Inc and Sonnet BioTherapeutics Holdings, Inc. Announce Closing of Business Combination

Hyperliquid Strategies Common Stock Expected to Begin Trading on Nasdaq on Wednesday, December 3 Under the Ticker “PURR”

NEW YORK, NY and PRINCETON, NJ, December 2, 2025 — Hyperliquid Strategies Inc (“HSI” or the “Company”) and Sonnet BioTherapeutics Holdings, Inc. (NASDAQ: SONN) (“Sonnet”) today announced the completion of the closing of the previously announced business combination among HSI, Sonnet and Rorschach I LLC (“Rorschach”), a newly-formed entity formed by an entity affiliated with Atlas Merchant Capital LLC (“Atlas”), an affiliate of Paradigm Operations LP (“Paradigm”), and additional sponsors (all together, the “Sponsors”), which was approved by Sonnet’s stockholders on December 2, 2025.

As a result of the closing, the Company will operate as a HYPE digital asset treasury reserve company, and Sonnet will continue to operate as a wholly-owned subsidiary of the Company. HSI’s common stock is expected to begin trading on The Nasdaq Capital Market under the ticker symbol “PURR” on Wednesday, December 3, and Sonnet’s common stock will no longer trade.

Under the terms of the business combination, shares received by shareholders of Sonnet and members of Rorschach were adjusted for a five-for-one exchange ratio.

HSI will be led by David Schamis as Chief Executive Officer. The Company’s board of directors will consist of Bob Diamond, David Schamis, Jeff Tuder, Eric Rosengren, Thomas King, Larry Leibowitz, Nailesh Bhatt and Albert Dyrness.

“We are thrilled to have completed this business combination, allowing US equity investors to gain exposure to the HYPE token through our digital asset treasury strategy with a large, highly liquid listing,” said Bob Diamond, Chairman of HSI.

David Schamis, CEO of HSI said “The Hyperliquid blockchain was built to house all finance. It has rapidly become one of the highest-revenue-generating blockchains in the world. The Hyperliquid decentralized exchange is a market leader in perpetual futures and spot trading that is used by hundreds of thousands of traders around the world, processing billions in daily trading volume. Today marks a watershed moment: U.S. public market investors can now participate directly in the Hyperliquid ecosystem and do so through a highly liquid, publicly traded vehicle.”

“Hyperliquid’s approach to high-performance, decentralized trading has attracted substantial volumes from a growing community of traders and developers,” said Paradigm Managing Partner Alana Palmedo. “Hyperliquid Strategies provides an innovative vehicle for investors to gain exposure to this emerging network.”

Chardan acted as sole placement agent to the transaction and exclusive financial advisor to Rorschach in connection with the transaction. Greenberg Traurig, LLP served as legal counsel to HSI in connection with the transactions and Lowenstein Sandler LLP served as legal counsel to Sonnet. Lucid Capital Markets, LLC provided a fairness opinion to Sonnet’s board of directors.

About Hyperliquid Strategies Inc

Hyperliquid Strategies Inc (NASDAQ: PURR) is a digital asset treasury company whose primary focus is to maximize shareholder value through accumulating HYPE, the native token of Hyperliquid, a high-performance blockchain custom-built to house all of finance. HSI aims to provide capital-efficient and productive access to the HYPE token for U.S. and institutional investors, generating compounding shareholder returns that individual holders may not be able to replicate through staking, yield optimization, and active ecosystem engagement. HSI is positioned to become the largest HYPE-focused digital asset treasury vehicle capitalizing on Hyperliquid’s rapid growth and providing exposure to one of the largest and fastest growing revenue pools in digital assets. For more information, please visit www.hypestrat.xyz .

About Sonnet BioTherapeutics Holdings, Inc.

Sonnet BioTherapeutics Holdings, Inc. is an oncology-focused biotechnology company with a proprietary platform for innovating biologic drugs of single or bifunctional action. Known as FHAB (Fully Human Albumin Binding), the technology utilizes a fully human single chain antibody fragment (scFv) that binds to and “hitch-hikes” on human serum albumin (HSA) for transport to target tissues. Sonnet’s FHAB was designed to specifically target tumor and lymphatic tissue, with an improved therapeutic window for optimizing the safety and efficacy of immune modulating biologic drugs. FHAB is the foundation of a modular, plug-and-play construct for potentiating a range of large molecule therapeutic classes, including cytokines, peptides, antibodies, and vaccines. For more information, please visit Sonnetbio.com.

About Atlas Merchant Capital LLC

Atlas Merchant Capital LLC was founded to participate in compelling market opportunities in the financial services sector. Based in New York and London, Atlas Merchant Capital was founded by Bob Diamond and David Schamis, who, together with their partners, form a complementary partnership with extensive operating and investing expertise across the financial services landscape. For more information, please visit www.atlasmerchantcapital.com.

About Paradigm Operations LP

Paradigm is a research-driven crypto investment firm that funds companies and protocols from their earliest stages, often when there’s no more than an idea. The firm was founded in 2018 by Matt Huang and Fred Ehrsam on the belief that crypto is driving one of the most important technical and economic shifts of our time, as money, a financial system, and a new internet platform. For more information, please visit www.paradigm.xyz.

Forward-Looking Statements

This press release contains certain statements which are not historical facts, which are forward-looking statements within the meaning of the federal securities laws, for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements include certain statements made with respect to the Company’s business, strategy and future plans, as well as the anticipated trading of the Company’s common stock on The Nasdaq Capital Market. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to: changes in business, market, financial, political and regulatory conditions; risks relating to HSI’s anticipated operations and business, including the highly volatile nature of the price of HYPE tokens; the risk that HSI’s stock price will be highly correlated to the price of HYPE tokens and the price of HYPE tokens may decrease; risks related to increased competition in the industries in which HSI will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding HYPE tokens; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that HSI experiences difficulties managing its growth and expanding operations; challenges in implementing HSI’s business plan including HYPE token-related financial and advisory services, due to operational challenges, significant competition and regulation; and those factors discussed in the final prospectus/proxy statement (File No. 333-290034) filed by HSI with the Securities and Exchange Commission (the “SEC”) on October 27, 2025, and in subsequent filings and reports made by HSI with the SEC from time to time. While HSI may elect to update these forward-looking statements at some point in the future, HSI specifically disclaims any obligation to do so.

Investor Relations Contacts

investors@hypestrat.xyz

Media Contacts

Anthony Silverman

ads@apellaadvisors.com